FPA CAPITAL FUND, INC.

                                                             SEMI-ANNUAL REPORT



























  [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064                             SEPTEMBER 30, 1998

                                OFFICERS AND DIRECTORS

DIRECTORS

Willard H. Altman
Donald E. Cantlay
DeWayne W. Moore
Lawrence J. Sheehan


OFFICERS

Robert L. Rodriguez, PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Dennis M. Bryan, VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 328-5000



This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                                LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

     This Semi-Annual Report covers the six months ended September 30, 1998. Your Fund's net asset value (NAV) per share closed at $27.00. The NAV reflects a distribution of $3.07 on July 8, 1998, to shareholders of record on June 30, 1998. This distribution was composed of a $0.26 income dividend and a $2.81 capital gains distribution, $2.755 of which was long-term.

     The following table shows the average annual total returns for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                            AVERAGE ANNUAL TOTAL RETURN
                                          PERIODS ENDED SEPTEMBER 30, 1998
                                        -------------------------------------
                                        1 YEAR         5 YEARS       10 YEARS
                                        ------         -------       --------
FPA Capital Fund,
  Inc. (NAV). . . . . . . . . . . . .  (16.50)%*       16.82%*        17.34%*
FPA Capital Fund, Inc.
  (Net of Sales Charge) . . . . . . .  (21.93)%++      15.26%++       16.55%++
Lipper Growth Fund
  Average . . . . . . . . . . . . . .   (1.45)%        14.72%         14.96%
Russell 2000. . . . . . . . . . . . .  (19.02)%         9.10%         11.15%
Standard & Poor's
  500 Stock Index . . . . . . . . . .    9.15%         19.99%         17.29%

     The Fund's six-month return, which includes both the changes in NAV and the reinvestment of distributions paid, was -23.47%*. This compares with total returns of -11.84% for the Lipper Growth Fund Average, -23.87% for the Russell 2000, and -6.86% for the S&P 500. On a calendar year-to-date basis, these same comparisons are: -14.92%* for FPA Capital Fund; -0.21% for the Lipper Average; -16.21% for the Russell 2000; and 6.14% for the S&P 500.

COMMENTARY

     We now know that this market is no longer like the "Energizer Bunny," and serves to prove that batteries and markets do have a finite life. As it turned out, we wrote our highly cautionary shareholder letter on April 21, 1998, the exact day the broader market hit its peak. In our opinion, we are in the midst of a "bear" market. In the initial stages, there is a certain degree of randomness that hits a portfolio's performance. Your Fund was not spared in this rout; however, it did slightly outperform the Russell 2000 during the nine months ended September 30. We did poorly versus the average growth fund and the S&P 500. It was particularly frustrating this last quarter since your Fund declined 23.64%* versus the 20.15% decline of the Russell 2000 (a measure of small stock performance). We entered this period with a portfolio P/E ratio considerably less than that of the market, as well as having approximately 30% in short-term liquidity and bonds. This high level of defensiveness did not moderate the decline as much as we had anticipated. We did not do as well as the average fund in the Lipper Growth category since we refused to follow the crowd and buy the most favored companies. This is the price one pays sometimes for being a contrarian. We believe that our value discipline will eventually be rewarded as our performance diverges from the pack in a positive way.

     As we have explained in previous shareholder letters, your Fund focuses primarily on small and mid-size companies, and these stocks were especially hard hit in the initial stages of the "bear" market. During the nine months ended September 30, stocks declined across a broad front with 50% of more than 10,000 stocks falling at least 40% from their highs. In contrast, only 21% of the S&P 500's stocks fell at least 40%, during this same time frame. When we dissect this decline, the one underlying conclusion is: bigger was better. The largest stocks in the S&P 500 generally did better than the balance of the stocks in that index. If we look at the Nasdaq market of "over-the-counter" stocks, the largest stocks did better. For example, the Nasdaq 100, comprised of the largest 100 stocks in the Nasdaq market, had a negative total return of 8.2% from its high, while the balance of the Nasdaq stocks had a negative total return of 23.6%. The total returns from their respective highs of the Russell 2000 and the S&P 500 were -25.6% and -14.01%. Your Fund's total return was -26.96%*. We calculated these total returns from their respective highs, which did not occur on the same day. This analysis is an approximation of how the various markets performed.




-----------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 6.5% of the offering price

     We believe there are four questions you would like to have answered: What caused this decline? How long will it last? What is our response? Why do we believe we will be successful?

     We believe this decline reflects the realization on the part of investors that economic and corporate earnings growth will be much lower than previously anticipated. Investors have been forced to return to reality.
For the past year, we have been growing more cautious in our communications with you. We wrote that the investment environment reflects "a gaming or casino mind set" (September 1997 shareholder letter) and that earnings expectations were exceedingly optimistic and therefore, "At current valuation levels, we do not believe the market can withstand virtually any earnings disappointments later this year." (March 1998 shareholder letter) The "Asian contagion" is finally starting to depress corporate earnings. We have also seen growing pressures in the international market, as witnessed by the collapse of the Russian economy and the subsequent default on their government debt obligations. The combination of these has thrown the financial markets into a state of disarray. What we did not know was how widespread speculation had grown. In just the last few weeks, we have read about several hedge funds that have blown up because of their aggressive investment and financing strategies. Fear and aversion to risk are beginning to rise to high levels. Liquidity is now no longer viewed with contempt.

     It is impossible to forecast how long this market decline will last or how deep it will be. Previous "bear" markets have generally lasted from one to two years. In our opinion, the last true "bear" market occurred in 1981 and 1982. The market declines of 1987 and 1990 were severe but very short-lived, and were caused by outside events that were over quickly. The Federal Reserve was able to lower interest rates dramatically in order to stabilize and then spur economic growth. In contrast, the events that are impacting the economy and the financial markets currently are likely to be of a much longer duration and, therefore, will have a more sustained impact. It will take time for the international economy to recover. The slowdown in international economic activity is deeper and more widespread than we previously anticipated. As a result, the mending process should take longer. It is also unclear whether the "Asian contagion" will hit Latin America. Should it spread to Brazil and then to Mexico, the risk of a U.S. economic recession, as opposed to the current profit recession, would rise materially. Unlike the 1987 and 1990 periods, U.S. interest rates are already low; therefore, the beneficial impact from an additional Fed lowering of interest rates should be less than in prior periods. This potential recession risk as well as the continuation of subdued corporate profitability growth should limit the stock market's potential rise from current levels. In our opinion, earnings expectations for 1999 are still excessively optimistic with a forecast growth rate of 18%, as measured by the First Call survey. We believe these expectations are in the process of being lowered. It takes time for analysts to get their numbers closer to the mark. Usually, the stock market gets to the answer faster than analysts do.

     Our response to this environment is one of gradually growing optimism. As fear re-enters the marketplace, a greater number of investment opportunities are a logical outcome. Over the next year, we do believe the financial markets and the economy will be quite challenging and the uncertainty this creates will lead to a higher level of investor anxiety. It is this anxiety and fear we hope to take advantage of in our future investment selections. We have already begun this process. During the six months ended September 30, we have gradually accelerated the deployment of capital. We have committed approximately $82 million, or 33% of the liquidity and bonds, that we had as of March 31. This process is continuing at an accelerating rate as the market declines. During the chaos in the early part of October, we became quite aggressive. At the end of September, liquidity and bonds represented 25%, while as of October 16 they totaled 21%. These percentages tend to understate the activity, because asset values were falling almost as fast as we were deploying capital. If we calculated the current liquidity and bonds as a percentage of the total assets as of March 31, they would represent 15% instead of the 30% reported. We intend to invest the liquidity as we have always done, one stock at a time.

     We are encouraged since we believe absolute value opportunities are now reappearing. Since April, the number of companies qualifying in our computer screens for value has increased sixfold. The new low list has recently grown to over 1,000 companies versus less than a handful at the market's peak. In response, we added three new positions while increasing our investment exposure to eleven existing holdings. Proceeds from the acquisition of two of our holdings, Devon Group and Fluke, are being recycled into new investments. Our new company holdings are Gymboree, Kemet and Lam Research. All are leaders in their respective fields and were acquired at price levels that were at either modest premiums or discounts to book value. All have very strong balance sheets with modest levels of debt. Gymboree is a leading retailer of premium-quality young children's clothing that is experiencing, in our opinion, temporary operating difficulties. It is selling at its lowest valuation ever. Kemet is a leading producer of capacitors, but its price is suffering from the slowdown in sales of computers and electronics. This is a "backdoor" way to participate in the growth of technology. The more complex the electronics, the greater the number of capacitors required. Lam Research is the second largest producer of semiconductor capital equipment. Its share price has collapsed from $73 to $10 due to the slowdown in semiconductor capital equipment spending. We have been acquiring the position at these lower price levels since we believe there will be an eventual equipment recovery and Lam will be a successful participant.

     Most of the investments that we are making or considering today are in companies that have large international exposure or are being significantly impacted by the Asian debacle. We are attracted to them since we believe there will be an eventual recovery in the international economy. The consensus investment thinking is to avoid these types of investments because there is so much economic uncertainty. It was not so long ago that having a large international exposure was viewed as an advantage, especially if it was in Asia. Now we believe investment psychology has swung so decidedly negative against these kinds of companies that one is essentially getting a free call option on the eventual international recovery. We believe this investment strategy shares many similarities to our "California" investment theme five years ago. We hope it will work equally well. Only time will tell.

     The seeds of our future success lie not only in recent purchases, but also in the existing portfolio. We believe this combination is setting the stage for another period of robust performance. We are encouraged since our value screens are uncovering the highest level of potential investment opportunities in the last five years. Unlike our last letter, when we wrote, "Even though our portfolio P/E is substantially less than the market comparisons, we are still uncomfortable with its absolute level," today, we are convinced that your Fund is at its most attractive valuation level since 1990. Its competitive valuation advantage is at one of its widest levels ever. At the end of September, the Fund's P/E and P/BV (Price/Book Value) ratios were 12.8x and 1.7x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 20.6x and 24.4x, while the P/BV ratios were 2.2x and 3.9x, respectively. Our companies are financially strong with a 22.3% average Total-Debt-to-Total-Capitalization ratio. This compares favorably to the 38.7% and the 45.8% for the Russell 2000 and the S&P 500.

     On a relative valuation basis, small-capitalization stocks, when compared to large-capitalization stocks, are at their cheapest levels since 1990. We are still somewhat cautious since the absolute valuation levels remain very high for both the Russell 2000 and S&P 500. By comparison, your Fund's valuation characteristics are at their lowest levels since 1990. We hope that this will help provide some downside protection should the stock market experience another sharp decline. However, as we have written in previous letters, low portfolio valuation characteristics alone may not provide sufficient downside protection, if fear and panic re-enter the market. What they do provide is a sound basis from which to launch a recovery, when reason and confidence return. An example of this was in 1991, when your Fund exploded to the upside.

     We hope that we have addressed some of your questions and concerns satisfactorily. It is far more interesting for Dennis Bryan and me to come to the office these days since there are so many more potential investment opportunities. We thank you for your continued support.

Respectfully submitted,


/s/ Robert L. Rodriguez


Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer

October 17, 1998

                               MAJOR PORTFOLIO CHANGES
                         Six Months Ended September 30, 1998


                                                                                    Shares or
                                                                                    Principal
                                                                                      Amount
                                                                                    ---------
NET PURCHASES

COMMON STOCKS
Angelica Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .         100,000 shs.
Arrow Electronics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .         670,000 shs.
Consolidated Stores Corporation. . . . . . . . . . . . . . . . . . . . . .         235,886 shs.
Exabyte Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . .         300,000 shs.
Gymboree Corporation, The (1). . . . . . . . . . . . . . . . . . . . . . .       1,625,000 shs.
HomeBase, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         808,500 shs.
KEMET Corporation (1). . . . . . . . . . . . . . . . . . . . . . . . . . .       1,091,700 shs.
Komag, Incorporated. . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,255,100 shs.
Lam Research Corporation (1) . . . . . . . . . . . . . . . . . . . . . . .         460,000 shs.
Oregon Steel Mills, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .         187,200 shs.
Recoton Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . .         250,000 shs.
Reebok International Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . .         500,000 shs.


CONVERTIBLE SECURITIES
Lam Research Corporation --5% 2002 (1) . . . . . . . . . . . . . . . . . .       $    9,250,000
Worthington Industries, Inc.--7 1/4% 2000. . . . . . . . . . . . . . . . .       $    4,774,000

NON-CONVERTIBLE SECURITY
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007. . . . . . . . . . . .       $      850,080

NET SALES

COMMON STOCKS
Devon Group, Inc. (2). . . . . . . . . . . . . . . . . . . . . . . . . . .          41,800 shs.
Fluke Corporation (2). . . . . . . . . . . . . . . . . . . . . . . . . . .         319,800 shs.

NON-CONVERTIBLE SECURITIES
Federal National Mortgage Association (IO-REMIC)
 --6% 2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    2,620,436
Government National Mortgage Association (REMIC) --7.99125% 2010 (2) . . .       $    1,315,208




(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1998


COMMON STOCKS                                                 Shares         Cost           Value
-----------------------------------------------------------  ---------   ------------   ------------
TECHNOLOGY -- 20.5%
Arrow Electronics, Inc.*. . . . . . . . . . . . . . . . .    1,570,000   $ 24,477,997   $ 20,606,250
Exabyte Corporation*+ . . . . . . . . . . . . . . . . . .    1,400,000     16,453,664      9,100,000
Keithley Instruments, Inc.. . . . . . . . . . . . . . . .      200,000      1,227,092      1,012,500
KEMET Corporation*. . . . . . . . . . . . . . . . . . . .    1,091,700     13,734,177     12,145,162
Komag, Incorporated*. . . . . . . . . . . . . . . . . . .    2,582,900     16,850,164      7,910,131
Lam Research Corporation* . . . . . . . . . . . . . . . .      460,000      4,865,000      4,600,000
Marshall Industries*. . . . . . . . . . . . . . . . . . .      548,300     10,556,440     12,096,869
Seagate Technology, Inc.* . . . . . . . . . . . . . . . .      450,000      2,949,975     11,278,125
Storage Technology Corporation* . . . . . . . . . . . . .    1,720,000     24,545,790     43,752,500
                                                                         ------------   ------------
                                                                         $115,660,299   $122,501,537
                                                                         ------------   ------------

RETAILING -- 17.7%
Consolidated Stores Corporation*. . . . . . . . . . . . .      925,000   $ 14,292,772   $ 18,153,125
Craig Corporation (Class "A")*. . . . . . . . . . . . . .      320,000      1,906,272      2,300,000
Goodguys, Inc., The*. . . . . . . . . . . . . . . . . . .      525,000      4,764,000      3,084,375
Gymboree Corporation, The*+ . . . . . . . . . . . . . . .    1,625,000     18,824,305     12,187,500
HomeBase, Inc.*+. . . . . . . . . . . . . . . . . . . . .    2,438,500     18,257,615     16,307,469
Michaels Stores, Inc.*. . . . . . . . . . . . . . . . . .      820,500     10,871,291     20,922,750
Ross Stores, Inc. . . . . . . . . . . . . . . . . . . . .    1,164,400      6,596,689     33,330,950
                                                                         ------------   ------------
                                                                         $ 75,512,944   $106,286,169
                                                                         ------------   ------------

FINANCIAL -- 15.5%
Comdisco, Inc.. . . . . . . . . . . . . . . . . . . . . .    1,650,000    $ 6,382,842    $22,481,250
Conseco, Inc. . . . . . . . . . . . . . . . . . . . . . .    1,530,555     17,209,985     46,777,587
Countrywide Credit Industries, Inc. . . . . . . . . . . .      150,000      2,156,915      6,243,750
Foremost Corporation of America . . . . . . . . . . . . .      150,000      1,672,500      2,746,875
Horace Mann Educators Corporation . . . . . . . . . . . .      400,000      5,679,769     12,000,000
Westcorp. . . . . . . . . . . . . . . . . . . . . . . . .      294,000      1,790,545      2,535,750
                                                                         ------------   ------------
                                                                         $ 34,892,556   $ 92,785,212
                                                                         ------------   ------------

CONSUMER DURABLES -- 8.3%
Champion Enterprises, Inc.* . . . . . . . . . . . . . . .      200,000   $  2,904,571   $  4,650,000
Coachmen Industries, Inc.+. . . . . . . . . . . . . . . .    1,000,000     10,807,911     19,875,000
Flexsteel Industries, Inc.. . . . . . . . . . . . . . . .      160,000      2,008,125      1,740,000
Recoton Corporation*+ . . . . . . . . . . . . . . . . . .      750,000     13,285,620     14,625,000
Thor Industries, Inc. . . . . . . . . . . . . . . . . . .      412,500      3,140,956      8,765,625
                                                                         ------------   ------------
                                                                         $ 32,147,183   $ 49,655,625
                                                                         ------------   ------------

BASIC MATERIALS -- 3.9%
International Aluminum Corporation. . . . . . . . . . . .      200,000   $  4,117,806   $  5,675,000
Oregon Steel Mills, Inc.. . . . . . . . . . . . . . . . .    1,178,000     20,475,812     13,841,500
Rouge Industries, Inc. (Class "A"). . . . . . . . . . . .      500,000      9,387,725      3,750,000
                                                                         ------------   ------------
                                                                         $ 33,981,343   $ 23,266,500
                                                                         ------------   ------------

                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1998


                                                             Shares or
                                                             Principal
COMMON STOCKS--CONTINUED                                       Amount        Cost           Value
----------------------------------------------------------- ----------   ------------   ------------
CONSUMER NON-DURABLES -- 3.6%
Rawlings Sporting Goods Company, Inc.*. . . . . . . . . .      225,000   $  2,573,461   $  2,475,000
Reebok International Ltd.*. . . . . . . . . . . . . . . .    1,400,000     37,379,051     18,987,500
                                                                         ------------   ------------
                                                                         $ 39,952,512   $ 21,462,500
                                                                         ------------   ------------

INDUSTRIAL SERVICES -- 1.6%
Angelica Corporation+ . . . . . . . . . . . . . . . . . .      600,000   $ 13,601,105   $  9,637,500
                                                                         ------------   ------------

CONSUMER SERVICES -- 1.4%
CPI Corp. . . . . . . . . . . . . . . . . . . . . . . . .      357,300   $  5,282,963   $  8,463,544
                                                                         ------------   ------------

DEFENSE -- 0.8%
DRS Technologies, Inc.*+. . . . . . . . . . . . . . . . .      510,000   $  2,507,718   $  4,940,625
                                                                         ------------   ------------

TOTAL COMMON STOCKS -- 73.3%. . . . . . . . . . . . . . .                $353,538,623   $438,999,212
                                                                         ------------   ------------

CONVERTIBLE SECURITIES -- 1.7%
Lam Research Corporation --5% 2002. . . . . . . . . . . .   $9,250,000   $  7,688,804   $  6,937,500
Worthington Industries, Inc. --7 1/4% 2000. . . . . . . .    6,122,500      3,504,500      2,913,125
                                                                         ------------   ------------
                                                                         $ 11,193,304   $  9,850,625
                                                                         ------------   ------------

NON-CONVERTIBLE BONDS AND DEBENTURES -- 21.0%
Federal Home Loan Mortgage Corporation
 --7% 2020 (PAC-IO-CMO) . . . . . . . . . . . . . . . . .   $3,755,714   $    505,997   $    643,752
Federal National Mortgage Association
 --6% 2013  (PAC-IO-REMIC). . . . . . . . . . . . . . . .      760,103             --          4,632
 --6% 2028 (IO-REMIC) . . . . . . . . . . . . . . . . . .   31,879,564     11,130,027      8,649,818
Michaels Stores, Inc. --10 7/8% 2006. . . . . . . . . . .    2,000,000      1,736,365      2,180,000
Trump Atlantic City Associates --11 1/4% 2006 . . . . . .   10,000,000      9,592,500      8,200,000
U.S. Treasury Notes --5 3/4% 1998 . . . . . . . . . . . .   21,000,000     20,886,797     21,059,063
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007 . . .   86,522,520     84,513,702     85,197,644
                                                                         ------------   ------------
                                                                         $128,365,388   $125,934,909
                                                                         ------------   ------------

                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1998


                                                             Principal
                                                               Amount        Cost           Value
                                                             ---------   ------------   ------------
SHORT-TERM INVESTMENT -- 1.2%
Private Export Funding Corp. --4.823% 2/28/99 . . . . . .   $7,274,000   $  7,272,182   $  7,252,178
                                                                         ------------   ------------

TOTAL INVESTMENT SECURITIES -- 97.2%. . . . . . . . . . .                $500,369,497   $582,036,924
                                                                         ------------   ------------
                                                                         ------------

OTHER SHORT-TERM INVESTMENTS -- 4.1%
Short-term Corporate Notes:
  American Express Credit Corporation --5.54% 10/1/98 . .   $4,810,000                  $  4,810,000
  American Express Credit Corporation --5.7% 10/1/98. . .    2,665,000                     2,665,000
  General Electric Capital Services, Inc. --5.51% 10/5/98    7,852,000                     7,847,193
  American General Finance Corporation --5.53% 10/6/98. .    9,166,000                     9,158,960
                                                                                        ------------
                                                                                        $ 24,481,153
                                                                                        ------------
TOTAL INVESTMENTS -- 101.3% . . . . . . . . . . . . . . .                               $606,518,077
Liabilities less other assets -- (1.3)% . . . . . . . . .                                 (7,755,429)
                                                                                        ------------

TOTAL NET ASSETS -- 100%. . . . . . . . . . . . . . . . .                               $598,762,648
                                                                                        ------------
                                                                                        ------------


*   Non-income producing securities

+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the six-month period ended September 30, 1998.


                                    Purchases           Sales         Realized     Dividend
                                     at Cost           at Cost          Gain        Income
                                  ---------------------------------------------------------
    Angelica Corporation          $ 2,289,500             --             --       $288,000
    Coachmen Industries, Inc.           --                --             --        100,000
    DRS Technologies, Inc.              --                --             --             --
    Exabyte Corporation             3,003,000             --             --             --
    Gymboree Corporation, The      18,824,305             --             --             --
    HomeBase, Inc.                  4,906,677             --             --             --
    Recoton Corporation             5,497,350             --             --             --



See notes to financial statements.

                         STATEMENT OF ASSETS AND LIABILITIES
                                  September 30, 1998


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $500,369,497). . . . . . . . . . . .    $582,036,924
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) . . . . . . . . . . .      24,481,153   $606,518,077
                                                               ------------
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . .                             54
  Receivable for:
    Dividends and accrued interest. . . . . . . . . . . . .      $2,416,083
    Capital Stock sold. . . . . . . . . . . . . . . . . . .         345,289      2,761,372
                                                               ------------   ------------
                                                                              $609,279,503


LIABILITIES
  Payable for:
    Investment securities purchased . . . . . . . . . . . .    $  8,221,147
    Capital Stock repurchased . . . . . . . . . . . . . . .       1,830,491
    Advisory fees and financial services. . . . . . . . . .         394,920
    Accrued expenses and other liabilities. . . . . . . . .          70,297     10,516,855
                                                               ------------   ------------


NET ASSETS -- equivalent to $27.00 per share on 22,176,279
  shares of Capital Stock outstanding . . . . . . . . . . .                   $598,762,648
                                                                              ------------
                                                                              ------------
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 22,176,279 shares . . .                   $    221,763
  Additional Paid-in Capital. . . . . . . . . . . . . . . .                    505,930,425
  Undistributed net realized gain on investments. . . . . .                      8,308,221
  Undistributed net investment income . . . . . . . . . . .                      2,634,812
  Unrealized appreciation of investments. . . . . . . . . .                     81,667,427
                                                                              ------------
  Net assets at September 30, 1998. . . . . . . . . . . . .                   $598,762,648
                                                                              ------------
                                                                              ------------


See notes to financial statements.

                               STATEMENT OF OPERATIONS
                     For the Six Months Ended September 30, 1998


INVESTMENT INCOME
    Interest .  . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $   6,879,808
    Dividends (including $388,000 from securities of affiliates). . .                           1,727,525
                                                                                            -------------
                                                                                            $   8,607,333
EXPENSES
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . .    $  2,507,096
    Financial services. . . . . . . . . . . . . . . . . . . . . . . .         381,861
    Transfer agent fees and expenses. . . . . . . . . . . . . . . . .         142,346
    Registration fees . . . . . . . . . . . . . . . . . . . . . . . .          53,978
    Custodian fees and expenses . . . . . . . . . . . . . . . . . . .          32,684
    Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,325
    Directors' fees and expenses. . . . . . . . . . . . . . . . . . .          16,717
    Reports to shareholders . . . . . . . . . . . . . . . . . . . . .          16,061
    Audit fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .          13,925
    Postage     . . . . . . . . . . . . . . . . . . . . . . . . . . .          13,606
    Legal fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .          13,020
    Other expenses. . . . . . . . . . . . . . . . . . . . . . . . . .             800           3,212,419
                                                                         ------------       -------------
            Net investment income . . . . . . . . . . . . . . . . . .                       $   5,394,914
                                                                                            -------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less). . .    $ 16,520,721
    Cost of investment securities sold. . . . . . . . . . . . . . . .       7,929,458
                                                                         ------------
        Net realized gain on investments. . . . . . . . . . . . . . .                       $   8,591,263

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period. . . . . . . . . .    $282,880,397
    Unrealized appreciation at end of period. . . . . . . . . . . . .      81,667,427
                                                                         ------------
        Decrease in unrealized appreciation of investments. . . . . .                        (201,212,970)
                                                                                            -------------

            Net realized and unrealized loss on investments . . . . .                       $(192,621,707)
                                                                                            -------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .                       $(187,226,793)
                                                                                            -------------
                                                                                            -------------


See notes to financial statements.

                          STATEMENT OF CHANGES IN NET ASSETS


                                                               Six Months Ended                     Year Ended
                                                              September 30, 1998                  March 31, 1998
                                                          ---------------------------        ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . . . .         $  5,394,914                       $  9,718,899
  Net realized gain on investments. . . . . . . .            8,591,263                         90,751,629
  Increase (decrease) in unrealized
   appreciation of investments. . . . . . . . . .         (201,212,970)                        84,207,829
                                                          ------------                       ------------
Increase (decrease) in net assets
  resulting from operations . . . . . . . . . . .                       $(187,226,793)                      $184,678,357
Distributions to shareholders from:
  Net investment income . . . . . . . . . . . . .         $ (5,454,379)                      $ (9,124,117)
  Net realized capital gains. . . . . . . . . . .          (58,949,258)   (64,403,637)        (53,573,352)   (62,697,469)
                                                          ------------                       ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold. . . . . . . .          $77,435,373                       $124,393,171
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions. . . . . . . .           57,545,821                         55,553,713
  Cost of Capital Stock repurchased . . . . . . .          (74,024,249)    60,956,945        (109,675,323)    70,271,561
                                                          ------------  -------------        ------------   ------------
Total increase (decrease) in net assets . . . . .                       $(190,673,485)                      $192,252,449

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $2,694,277 and $2,099,495. . . . . . . . . .                         789,436,133                        597,183,684
                                                                        -------------                       ------------
End of period, including
  undistributed net investment income
  of $2,634,812 and $2,694,277. . . . . . . . . .                        $598,762,648                       $789,436,133
                                                                        -------------                       ------------
                                                                        -------------                       ------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold. . . . . . . . . . .                           2,179,329                          3,531,612
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions . . . . . . . . . . . . . . .                           1,603,394                          1,631,634
Shares of Capital Stock repurchased . . . . . . .                          (2,218,365)                        (3,052,450)
                                                                        -------------                       ------------
Increase in Capital Stock outstanding . . . . . .                           1,564,358                          2,110,796
                                                                        -------------                       ------------
                                                                        -------------                       ------------


See notes to financial statements.

                                 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                       Six
                                                      Months
                                                       Ended
                                                     September
                                                        30,                       Year Ended March 31,
                                                                  -----------------------------------------------------
                                                       1998        1998        1997        1996        1995        1994
                                                       ----        ----        ----        ----        ----        ----
Per share operating performance:
Net asset value at beginning of period. . . . . .     $38.30      $32.28      $27.55      $22.40      $19.30      $19.06
                                                      ------      ------      ------      ------      ------      ------

Net investment income . . . . . . . . . . . . . .     $ 0.25      $ 0.49      $ 0.38      $ 0.33      $ 0.09      $ 0.04

Net realized and unrealized gain (loss) on
  investment securities . . . . . . . . . . . . .      (8.48)       8.74        6.98        7.63        3.62        2.30
                                                      ------      ------      ------      ------      ------      ------

Total from investment operations. . . . . . . . .     $(8.23)      $9.23       $7.36       $7.96       $3.71       $2.34
                                                      ------      ------      ------      ------      ------      ------

Less distributions:
  Dividends from net investment income. . . . . .     $(0.26)     $(0.47)     $(0.37)     $(0.26)     $(0.08)     $(0.03)

  Distributions from net realized
    capital gains . . . . . . . . . . . . . . . .      (2.81)      (2.74)      (2.26)      (2.55)      (0.53)      (2.07)
                                                      ------      ------      ------      ------      ------      ------

Total distributions . . . . . . . . . . . . . . .     $(3.07)     $(3.21)     $(2.63)     $(2.81)     $(0.61)     $(2.10)
                                                      ------      ------      ------      ------      ------      ------

Net asset value at end of period. . . . . . . . .     $27.00      $38.30      $32.28      $27.55      $22.40      $19.30
                                                      ------      ------      ------      ------      ------      ------
                                                      ------      ------      ------      ------      ------      ------

Total investment return*. . . . . . . . . . . . .     (23.47)%    30.10%      27.30%      36.84%      19.77%      13.13%

Ratios/supplemental data:
Net assets at end of period (in $000's) . . . . .    598,763     789,436     597,184     399,282     236,656     165,684
Ratio of expenses to average net assets . . . . .       0.88%+      0.83%       0.84%       0.87%       0.95%       1.03%
Ratio of net investment income to
  average net assets. . . . . . . . . . . . . . .       1.47%+      1.38%       1.27%       1.28%       0.48%       0.20%
Portfolio turnover rate . . . . . . . . . . . . .          5%+        24%         21%         21%         11%         16%
Average brokerage commission per share. . . . . .    $0.0501     $0.0589     $0.0587          --          --          --



* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 1998 is not annualized.
+    Annualized


See notes to financial statements.

                            NOTES TO FINANCIAL STATEMENTS
                                 September 30, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as an open-end, diversified, management investment company. The Fund's primary investment objective is long-term capital growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation
          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax
          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income
          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates
          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES
     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $102,668,399 for the six months ended September 30, 1998. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1998 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS
     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any

                            NOTES TO FINANCIAL STATEMENTS
                                      Continued

supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended September 30, 1998, the Fund paid aggregate fees of $16,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

    For the six months ended September 30, 1998, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $13,695 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES
     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.